                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed  by  the  Registrant                             (X)
Filed  by  a  Party  other  than  the  Registrant      ( )

Check  the  appropriate  box:

( )     Preliminary  Proxy  Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)     Definitive  Proxy  Statement
( )     Definitive  Additional  Materials
( )     Soliciting  Material  under  Section  240.14a-12

                             AMERICAN WAGERING, INC.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of  Filing  Fee  (Check  the  appropriate  box):
(X)       No  fee  required
( )       Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

          1)   Title  of  each class of securities to which transaction applies:

          2)   Aggregate  number  of  securities  to  which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed  maximum  aggregate  value  of  transaction:

          5)   Total  fee  paid:

( )       Fee  paid  previously  with  preliminary  materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount  Previously  Paid:
          2)   Form,  Schedule  or  Registration  Statement  No.:
          3)   Filing  Party:
          4)   Date  Filed:

                             AMERICAN WAGERING, INC.
                                 675 Grier Drive
                             Las Vegas, Nevada 89119

                                                               July  9,  2003

Dear  Shareholder:

You are cordially invited to attend the annual meeting of shareholders of American Wagering, Inc., which will be held on July 29, 2003 at 10:00 a.m., Pacific Time at 675 Grier Drive, Las Vegas, Nevada 89119.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of American Wagering, Inc.

                                  Sincerely,

                                  /s/ Victor  Salerno


                                  BY  ORDER  OF  THE  BOARD  OF  DIRECTORS
                                  Victor  Salerno
                                  President, Chief Executive Officer,
                                  Chief Operating Officer and Director

                             AMERICAN WAGERING, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  July 9, 2003


To  the  Shareholders:

Notice is hereby given that the annual meeting of the holders of shares of common stock of American Wagering, Inc., a Nevada corporation ("American Wagering") will be held at 675 Grier Drive, Las Vegas, Nevada 89119 on July 29, 2003 at 10:00 a.m., Pacific Time, for the following purposes:

1.  To  elect  the  members  of  the  board  of  directors.

2.  To  transact  such  other  business as may properly come before the meeting.

Only shareholders of record at the close of business on June 13, 2003 are entitled to notice of, and to vote at, this meeting.

                         BY  ORDER  OF  THE  BOARD  OF  DIRECTORS
                         Victor  Salerno
                         President,  Chief  Executive  Officer,
                         Chief  Operating  Officer  and  Director

Las  Vegas,  Nevada
July  9,  2003
                                    IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE AMERICAN WAGERING THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                             AMERICAN WAGERING, INC.
                                 675 Grier Drive
                             Las Vegas, Nevada 89119

                                                            July  9,  2003


                       PROXY STATEMENT FOR ANNUAL MEETING
                                 OF SHAREHOLDERS
                            TO BE HELD JULY 29, 2003

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AMERICAN WAGERING OR ANY OTHER PERSON.


                               THE ANNUAL MEETING

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of American Wagering to be voted at the annual meeting of shareholders of American Wagering (the "annual meeting"), which will be held at 10:00 a.m. Pacific Time on July 29, 2003, at 675 Grier Drive, Las Vegas, Nevada 89119. The purpose of the annual meeting is to consider and vote upon the election of its board of directors and such other business as may properly come before the meeting. This proxy statement and the enclosed form of proxy are first being mailed to American Wagering shareholders on or about July 9, 2003.

RECORD  DATE;  SOLICITATION  OF  PROXIES

The board of directors of American Wagering has fixed the close of business on June 13, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. At the record date, there were approximately 7,836,846 shares of common stock issued, outstanding, and entitled to vote at the annual meeting. Holders of common stock are entitled to one vote at the annual meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock.

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by American Wagering and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. American Wagering will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. American Wagering will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. American Wagering has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that American Wagering will spend an additional $3,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding American Wagering' proxies and related materials may be directed in writing to the Chief Financial Officer, Timothy F. Lockinger, at 675 Grier Drive, Las Vegas, Nevada 89119.

VOTE  REQUIRED  AND  VOTING

Two-Thirds (2/3rds) of the issued and outstanding shares of common stock entitled to vote as of the record date, represented in person or by proxy, is required for a quorum at the annual meeting. The nominees for the board of directors receiving the 5 highest number of votes will be elected to the board of directors. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum.

You can vote by either attending the annual meeting in person or by filling out and sending in your proxy. Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted in favor of the nominees for the board of directors and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the annual meeting (of which American Wagering is not presently aware). Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who do not receive instructions but who are present, in person or by proxy, at the annual meeting will be counted as present for quorum purposes.

OTHER  MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the annual meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

REVOCATION  OF  PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of American Wagering an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3)
attending  the  annual  meeting  and voting in person.  Attendance at the annual meeting  will  not  by  itself  constitute  revocation  of  a  proxy.


                              ELECTION OF DIRECTORS

Five directors are to be elected at the annual meeting, to hold office for one year or until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the board of directors to fill any such vacancy.

                                    NOMINEES
                                    --------

Name                    Age          Position
----                    ---          --------

Victor  J.  Salerno     58          President,  Chief  Executive  Officer,
                                    Chief  Operating  Officer  and  Director

Timothy  F.  Lockinger  42          Chief Financial Officer, Secretary,
                                    Treasurer,  Director

W.  Larry  Swecker      58          Director

Judy  Salerno           51          Director

Bruce  Dewing           53          Director


Victor J. Salerno has been President, Chief Executive Officer, and a Director of the Company since its inception and was named Chief Operating Officer in January 2001. Mr. Salerno has been the President, Chief Executive Officer and a Director of Leroy's since September 1979. Mr. Salerno served as an Executive Vice President and Director of Autotote CBS Corporation, a Company that designs and installs computer systems for the sports betting business, from April 1989 until March 1, 1996. (In October, 1996 American Wagering, Inc. purchased Autotote CBS Corporation.) He is a past President of the Nevada Association of Race and Sports Operators.

Timothy F. Lockinger was named Chief Financial Officer, Secretary, Treasurer and Director of the Company in January 2001. Mr. Lockinger has served the Company in various consulting practices since 1989 and, most recently, joined the Company on a full-time basis in August, 1997 as a manager of Mega$ports and Leroy's. Mr. Lockinger was Director of Regulatory Compliance for Casino Data Systems, Chief Financial Officer for Si Redd at International Technical Systems, a Senior Agent with the Nevada Gaming Control Board's Audit Division and has operated his own consulting/accounting firm.

W. Larry Swecker became a Director of the Company in April 2000. Mr. Swecker is a CPA and has been President of Swecker & Company. Ltd. Certified Public
Accountants since January 1979. Prior to that he was a partner in the firm of Keltner Milam & Company Certified Public Accountants from 1975 to 1979. Mr. Swecker was employed as a revenue agent with the Internal Revenue Service from 1972 to 1975. He has a Bachelor of Science in Business Administration from the University of Nevada Reno. Mr. Swecker is a member of the Audit, Compensation, and Compliance Committees of the Board of Directors.

Judy Salerno became a Director of the Company in January 2001. Ms. Salerno is the daughter of Leroy Merillat, the founder of Leroy's Horse & Sports Place. Ms. Salerno is a private investor with numerous holdings and has been a homemaker for the past five years.

Bruce Dewing is not currently a Director or Officer of the Company. Mr. Dewing has over thirty years of progressive experience in hotel/casino senior level management positions and is currently the President of the Holder Hospitality Group, Inc. where he oversees the daily operations of five casinos, an AM radio station, a statewide (Nevada) slot route, several event companies and over 1,500 executives and employees. Mr. Dewing is a founding member of the Air Service Task Force for Washoe County (Nevada) Airport Authority, a member of the Advisory Board to Washoe Airport Authority, a Board member of the Reno Air Race Association, and a Board member of the Nevada Hotel and Lodging Association.

Director  Not  Running  for  Re-election

Robert D. Ciunci has been a Director of the Company from its inception. Mr. Ciunci will not be running for re-election to the board of directors of the Company at this annual meeting.

INFORMATION  REGARDING  THE  BOARD

American Wagering's board of directors (the "Board") has three Committees, an Audit, Compensation, and Compliance Committee. The Board met one time during the last fiscal year to discuss an issue that was raised. The compliance committee met 5 times during the last fiscal year as issues were raised. The compensation committee did not meet during the last fiscal year. The audit committee met one time during the last fiscal year as issues were raised.


Audit  Committee  Matters

The audit committee reviewed and discussed the audited financial statements with the Executive Officers. In addition, the audit committee discussed with the independent auditors various required matters as outlined in Statements on Auditing Standards 61. Furthermore, the audit committee received the written disclosures and the letter from the independent auditor as required by Independence Standards Board Standard No. 1, and discussed with the independent auditor matters associated with the auditor's independence. Based upon the review of the audited financial statements and the discussions described above, the audit committee recommended to the Board of Directors that the audited financial statements be included in American Wagering's Form 10-KSB for the fiscal year ended January 31, 2003.


Officer/Director  Compensation

The following table provides information on the annual compensation received by the Executive Officers and Directors of American Wagering:



                              ANNUAL  COMPENSATION
                              --------------------
                                      YE
NAME                    TITLE       Jan 31     SALARY    BONUS   OTHER
--------------------------------------------------------------------------------
Victor J. Salerno     Director,   2001      $200,000   $23,201    None
                      CEO,COO,    2002      $200,000   $45,733    None
                      President   2003      $240,000   $45,498    None
--------------------------------------------------------------------------------
Timothy F. Lockinger  Director,   2001  $   4,615 (1)        --   None
                      CFO,        2002  $ 100,000      $ 10,147   None
                      Secretary,  2003  $ 120,000      $ 18,383   None
                      Treasurer
--------------------------------------------------------------------------------
Robert Ciunci         Director,   2001  $ 150,000          None   None
                      Former CFO  2002  $  12,000          None   None
                                  2003  $  12,000          None   None
--------------------------------------------------------------------------------

Larry W. Swecker      Director    2001  $ 24,000           None   None
                                  2002  $ 24,000           None   None
                                  2003  $ 24,000           None   None
--------------------------------------------------------------------------------
Judy Salerno          Director    2002       N/A           None   None
                                  2001    12,000           None   None
                                  2003    24,000           None   None
--------------------------------------------------------------------------------
Robert Barengo        Former      2001  $  4,000           None   None
                      Director    2002       --            None   None
                                  2003       --            None   None
--------------------------------------------------------------------------------
Phil Hannifin         Former      2001  $ 14,000           None   None
                      Director    2002        --           None   None
                                  2003        --           None   None
--------------------------------------------------------------------------------
Bruce Dewing          Director    2001        --           None   None
                      Nominee     2002        --           None   None
                                  2003        --           None   None
================================================================================





                             LONG-TERM COMPENSATION
                             ----------------------

                                         YE    Restricted Stock Awards,
NAME                  TITLE            Jan 31  OPTIONS  SARS, LTIP Payouts
----------  -------------------------  ------  ----------------------------
            Director,
            CEO,                         2001       --  None
Victor J.   COO,                         2002   30,000  None
Salerno     President                    2003       --  None
----------  -------------------------  ------  -------
                                         2001       --  None
Timothy F.  Director,                    2002   15,000  None
Lockinger   CFO, Secretary, Treasurer    2003       --  None
----------  -------------------------  ------  -------  ------------------
                                         2001       --  None
Robert D.   Director,                    2002       --  None
Ciunci      Former CFO                   2003       --  None
----------  -------------------------  ------  -------  ------------------
                                         2001       --  None
Larry W.                                 2002      400  None
Swecker     Director                     2003      400  None
----------  -------------------------  ------  -------  ------------------

Judy                                     2001       --  None
Salerno     Director                     2002    1,200  None
----------  -------------------------  ------  -------  ------------------

                                         2003       --  None
----------  -------------------------  ------  -------  ------------------



                                         2001       --  None
Robert      Former                       2002       --  None
Barengo     Director                     2003       --  None
----------  -------------------------  ------  -------  ------------------
                                         2001       --  None
Phil        Former                       2002       --  None
Hannifin    Director                     2003       --  None
----------  -------------------------  ------  -------  ------------------
                                         2001       --  None
Bruce       Director                     2002       --  None
Dewing      Nominee                      2003       --  None
----------  -------------------------  ------  -------  ------------------





Terms  of  Office

American Wagering's directors are appointed for one-year terms to hold office until the next annual general meeting of the stockholders or until removed from office in accordance with its by-laws. Officers are appointed by the board of directors and hold office until removed by the board.


Section  16(a)  Beneficial  Ownership  Reporting  Compliance

The following persons have failed to file, on a timely basis, the identified reports required by section 16(a) of the Exchange Act during the most recent fiscal year.




                        Number   Transactions      Known Failures
Name and                of Late  Not               to File a
Principal Position      Reports  Timely Reported   Required Form
----------------------------------------------------------------
Timothy F.
Lockinger, CFO,
Secretary,
Treasurer
and  Director             0               0              0

Victor J.
Salerno,
President,
CEO, COO, and
Director, 10% Owner       0               0              0

Robert  D.
Ciunci, Director       Unknown         Unknown       Unknown

Larry  W.
Swecker,  Director        0               0              0

Judy Salerno, Director    0               0              0



Compensation  of  Directors

Directors who are not employees or consultants of the Company receive a fee of $1,000 per month and the Committee Chairman receives $500 per month for each committee chaired plus travel expenses.

During the fiscal year ended January 31, 2003, pursuant to the Company's Directors Stock Option Plan, options to purchase 400 of the Company's Common Stock at an exercise price of $.12 per share were granted to Mr. Swecker a Director of the Company, These options become fully exercisable on January 31, 2004 and expire on January 31, 2013. During the fiscal year ended January 31, 2002, pursuant to the same plan, options to purchase 400 shares of the Company's Common Stock at an exercise price of $.35 per share were granted to Mr. Swecker, these options became fully exercisable on January 31, 2003 and expire on January 31, 2012.

THE  BOARD  RECOMMENDS  A  VOTE  IN  FAVOR  OF  THE  NAMED  NOMINEES.



                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table sets forth, as of June 13, 2003, the number and percentage of shares of Common Stock, which according to information supplied to the Company, are beneficially owned by: (i) each person who is a beneficial owner of more than 5% of the Common Stock; (ii) each of the directors, and named executive officers of the Company individually; (iii) all current directors and executive officers of the Company as a group. Under rules adopted by the Securities and Exchange Commission, a person is deemed to be a beneficial owner of Common Stock with respect to which he or she has or shares voting power (which includes the power to vote or to direct the voting of the security), or investment power (which includes the power to dispose of, or to direct the disposition of, the security). A person is also deemed to be the beneficial owner of shares with respect to which he or she could obtain voting or investment power within 60 days, such as upon the exercise of options or warrants. Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock held by them. Unless otherwise indicated the principal address of each person named in the table is c/o American Wagering, Inc., 675 Grier Drive, Las Vegas, Nevada 89119.

Name                              Number of Shares          Percentage (1)
----                              ----------------          --------------
Victor  J.  Salerno                2,164,600  (2)                  27.6%
Judy  Salerno                      1,447,600  (4)                  18.5%
Robert  Barengo                      525,800                        6.7%
Robert  D.  Ciunci                   108,000                        1.4%
Timothy  F. Lockinger                 22,100  (5)                   0.3%
W.  Larry  Swecker                    20,800  (3)                   0.3%
Bruce  Dewing                           --                          --

All  directors  and  officers
as  a  group (5 persons)           3,763,500                       48.0%

     (1) Based on 7,836,846 common shares issued and outstanding as of June 13, 2003
     (2) Includes 30,000 in fully-vested stock options to purchase common stock.
     (3)  Includes  400  in fully-vested stock options to purchase common stock.
     (4)  Includes 1,200 in fully-vested stock options to purchase common stock.
     (5) Includes 15,000 in fully vested stock options to purchase common stock.

                                   AUDIT FEES

American Wagering has been billed $74,026 for professional services rendered for the audit of its annual financial statements for the most recent fiscal year and the reviews of its quarterly financial statements.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by American Wagering's auditors for: (a) directly or indirectly operating, or supervising the operation of, American Wagering's information system or managing American Wagering's local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to American Wagering's financial statements taken as a whole. As there were no fees billed or expended for the above services, American Wagering's board of directors did not consider whether such expenditures were compatible with maintaining the auditor's independence from American Wagering.


                           FORWARD -LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on our current plans and expectations. As such, these forward-looking statements involve uncertainty and risk.


The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.


                          FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for American Wagering' proxy statement and form of proxy for its next annual meeting of shareholders will be July 29, 2004. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of American Wagering' proxy statement and form of proxy is considered untimely is 60 days prior to July 29, 2004.


                       WHERE YOU CAN FIND MORE INFORMATION

American Wagering is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. American Wagering files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.


By Order of the Board of Directors of American Wagering, Inc.


/s/ Victor  J.  Salerno

Victor  J.  Salerno
Chief  Executive  Officer,  President  and  Director


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                             AMERICAN WAGERING, INC.
                                     PROXY

       FOR THE ANNUAL MEETING OF SHAREHOLDERS OF AMERICAN WAGERING, INC.



           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Victor Salerno with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the annual meeting of American Wagering, Inc., a Nevada corporation ("American Wagering"), to be held at 675 Grier Drive, Las Vegas, Nevada 89119, on July 29, 2003 at 10:00 a.m. Pacific Time, and at any adjournments thereof.

Please mark your votes as indicated [X]  Total Number of Shares Held:  _________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE NAMED NOMINEES TO THE BOARD.

1.    Election  of  Directors:

      Victor  J.  Salerno                    Timothy  F.  Lockinger
      W.  Larry  Swecker                     Judith  Salerno
      Bruce  Dewing

           FOR Election                          NOT FOR Election
           Of  Nominees                          Of  Nominees
             ___                                  ___

             ___                                  ___

       Except  vote  withheld  from  following  nominee  listed  below:


       -------------------------         ---------------------------

       -------------------------         ---------------------------


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature(s)                         Dated:  ________________,  2003



___________________________               ___________________________



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